Exhibit 10.14
PLEDGE AMENDMENT
(Tribeca)
     This Pledge Amendment, dated as of December 19, 2008, is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Security Agreement, dated as of December 28, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”) by Tribeca Lending Corp. (the “Borrower”) and each of the entities listed on the signature pages thereof in favor of The Huntington National Bank (the “Lender”). The undersigned hereby agree that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meanings given them in the Security Agreement.
PLEDGED TRUST CERTIFICATES:

		Certificate
Registered Holder	Issuer	No(s).	Date
The Huntington National Bank	Tribeca Lending Trust Series I	1	December 16, 2008
(Signature Pages Follow)

TRIBECA LENDING CORP., as Borrower
By:	/s/ Alexander Gordon Jardin
	Name:	Alexander Gordon Jardin
	Title:	Chief Executive Officer

The undersigned hereby agrees that it will not exercise any of its rights and remedies as set forth under the Security Agreement in respect to the Pledged Trust Certificate until the occurrence and during the continuance of an Event of Default.
Accepted and Agreed
as of the date first above written:
The Huntington National Bank

By:	/s/ Alan D. Seitz
	Name:	Alan D. Seitz
	Title:	Senior Vice President